NORTHEAST UTILITIES AND SUBSIDIARIES
1.1a PRO FORMA BALANCE SHEET--ASSETS
AS OF JUNE 30, 1999

Unaudited
 (Thousands of Dollars)

                                                                                      PRO
                                                                                     FORMA
                                                                                     GIVING
                                                                   PRO FORMA        EFFECT TO
                                                      PER BOOK     ADJUSTMENTS     ADJUSTMENTS
Utility Plant, at cost:
  Electric                                           $  9,608,526 $   (1,899,533)$   7,708,993
  Other                                                   195,832                      195,832
                                                      -----------     ----------   -----------
                                                        9,804,358     (1,899,533)    7,904,825
  Less: Accum. provision for depreciation               4,376,454       (184,384)    4,192,070
                                                      -----------     ----------   -----------
                                                        5,427,904     (1,715,149)    3,712,755

  Unamortized PSNH acquisition costs                      338,646        (92,618)      246,028
  Construction work in progress                           188,881                      188,881
  Nuclear fuel, net                                       154,856         (2,078)      152,778
                                                      -----------     ----------   -----------
    Total net utility plant                             6,110,287     (1,809,845)    4,300,442
                                                      -----------     ----------   -----------
Other Property and Investments:
  Investment in subsidiary companies                            0              0             0
  Nuclear decommissioning trusts, at market               667,499                      667,499
  Investments in regional nuclear generating
     companies, at equity                                  87,330                       87,330
  Other                                                   136,816                      136,816
                                                      -----------     ----------   -----------
                                                          891,645              0       891,645
                                                      -----------     ----------   -----------
Current Assets:
  Cash and cash equivalents                               220,318        941,146     1,161,464
  Investments in securitizable assets                      68,660         92,921       161,581
  Receivables, net                                        342,518                      342,518
  Accrued utility revenues                                 75,810                       75,810
  Taxes receivable                                              0        293,463       293,463
  Receivables from affiliated companies                         0              0             0
  Fuel, materials, and supplies, at average cost          198,338        (75,554)      122,784
  Recoverable energy costs, net--current portion           78,589                       78,589
  Prepayments and other                                    83,252          3,415        86,667
                                                      -----------     ----------   -----------
                                                        1,067,485      1,255,391     2,322,876
                                                      -----------     ----------   -----------
Deferred Charges:
  Regulatory assets:
    Income taxes, net                                     701,512        (80,425)      621,087
    Millstone 1                                           528,650                      528,650
    Deferred costs--nuclear plants                        150,192       (118,651)       31,541
    Unrecovered contractual obligations                   373,467                      373,467
    Securitizable assets                                                                     0
    Recoverable energy costs, net                         284,955        (31,972)      252,983
    Other                                                 116,955      1,557,385     1,674,340
  Deferred receivable from affiliated company                   0              0             0
  Unamortized debt expense                                 36,198         22,189        58,387
  Other                                                    87,180         (4,089)       83,091
                                                      -----------     ----------   -----------
                                                        2,279,109      1,344,437     3,623,546
                                                      -----------     ----------   -----------
    Total Assets                                     $ 10,348,526 $      789,983 $  11,138,509
                                                      ===========     ==========   ===========




NORTHEAST UTILITIES AND SUBSIDIARIES
1.1b PRO FORMA BALANCE SHEET--CAPITALIZATION AND
  LIABILITES
AS OF JUNE 30, 1999

 Unaudited
 (Thousands of dollars)

                                                                                       PRO
                                                                                     FORMA
                                                                                     GIVING
                                                                   PRO FORMA        EFFECT TO
                                                      PER BOOK     ADJUSTMENTS     ADJUSTMENTS
Capitalization:
  Common Stock                                       $    686,188 $            0 $     686,188
  Capital surplus, paid in                                940,448              0       940,448
  Deferred contribution plan--
     employee stock ownership plan                       (133,947)                    (133,947)
  Retained earnings                                       579,449       (264,690)      314,759
  Accumulated other comprehensive income                    1,524                        1,524
                                                      -----------     ----------   -----------
    Total common stockholders' equity                   2,073,662       (264,690)    1,808,972
  Preferred stock not subject to mandatory
     redemption                                           136,200        (20,000)      116,200
  Preferred stock subject to mandatory
     redemption                                           141,039       (141,039)            0
  Long-term debt                                        3,151,013     (1,567,947)    1,583,066
                                                      -----------     ----------   -----------
    Total capitalization                                5,501,914     (1,993,676)    3,508,238
                                                      -----------     ----------   -----------
Minority Interest in Consolidated Subsidiaries            100,000       (100,000)            0
                                                      -----------     ----------   -----------
Obligations Under Capital Leases                           79,628       (693,541)     (613,913)
                                                      -----------     ----------   -----------
Rate Reduction Bond Obligation                                         2,516,800     2,516,800
                                                      -----------     ----------   -----------
Current Liabilities:
  Notes payable to banks                                  258,000       (238,625)       19,375
  Long-term debt and preferred stock
     - current portion                                    203,232        (26,500)      176,732
  Obligations under capital leases
     - current portion                                    120,258                      120,258
  Accounts payable                                        480,430         (8,250)      472,180
  Accounts payable to affiliated companies                      0              0             0
  Accrued taxes                                            67,006        (23,302)       43,704
  Accrued interest                                         46,245         92,727       138,972
  Accrued pension benefits                                  5,618                        5,618
  Other                                                    90,154                       90,154
                                                      -----------     ----------   -----------
                                                        1,270,943       (203,950)    1,066,993
                                                      -----------     ----------   -----------
Deferred Credits and Other Long-term
     Liabilities:
  Accumulated deferred income taxes                     1,811,673        204,520     2,016,193
  Accumulated deferred investment tax credits             138,858                      138,858
  Decommissioning obligation--Millstone 1                 692,000                      692,000
  Deferred contractual obligations                        385,389                      385,389
  Deferred obligation to affiliated company                     0              0             0
  Other                                                   368,121      1,059,830     1,427,951
                                                      -----------     ----------   -----------
                                                        3,396,041      1,264,350     4,660,391
                                                      -----------     ----------   -----------

    Total Capitalization and Liabilities             $ 10,348,526 $      789,983 $  11,138,509
                                                      ===========     ==========   ===========



NORTHEAST UTILITIES AND SUBSIDIARIES
1.2a PRO FORMA INCOME STATEMENT
12 MONTHS ENDED JUNE 30, 1999

         Unaudited
    (Thousands of dollars)

                                                                                       PRO
                                                                                     FORMA
                                                                                     GIVING
                                                                   PRO FORMA        EFFECT TO
                                                      PER BOOK     ADJUSTMENTS     ADJUSTMENTS
Operating Revenue                                    $  4,015,975 $      827,520 $   4,843,495
                                                       ----------     ----------    ----------
Operating Expenses:
  Operation--
    Fuel, purchased and net interchange power           1,394,647         10,000     1,404,647
    Other                                               1,018,396              0     1,018,396
  Maintenance                                             395,676                      395,676
  Depreciation                                            326,145        504,877       831,022
  Amortization of regulatory assets, net                  269,164        341,664       610,828
  Federal and state income taxes                          103,491         33,341       136,832
  Taxes other than income taxes                           254,383                      254,383
                                                       ----------     ----------    ----------
Total Operating Expenses                                3,761,902        889,882     4,651,784
                                                       ----------     ----------    ----------
Operating Income / (Loss)                                 254,073        (62,362)      191,711
                                                       ----------     ----------    ----------
Other income / (loss)
  Deferred nuclear plants return--other funds               5,647                        5,647
  Equity in earnings of regional nuclear
   generating and transmission companies                    8,831                        8,831
  Millstone 1                                            (141,570)                    (141,570)
  Other, net                                              (29,958)        27,134        (2,824)
  Minority interest in income of subsidiary                (9,300)                      (9,300)
  Income taxes                                             86,504         71,725       158,229
                                                       ----------     ----------    ----------
      Other income, net                                   (79,846)        98,859        19,013
                                                       ----------     ----------    ----------
Income before interest charges                            174,227         36,497       210,724
                                                       ----------     ----------    ----------

Interest Charges
  Interest on long-term debt                              267,175         76,187       343,362
  Other interest                                           13,274                       13,274
  AFDUC credit                                             (3,550)                      (3,550)
  Deferred nuclear plants return--borrowed funds          (10,455)                     (10,455)
                                                       ----------     ----------    ----------
     Interest charges, net                                266,444         76,187       342,631
                                                       ----------     ----------    ----------
Net Loss                                                  (92,217)       (39,690)     (131,907)

Extraordinary Loss, net of tax effect                           0       (225,000)     (225,000)
                                                       ----------     ----------    ----------
Net Loss after extraordinary item                    $    (92,217)$     (264,690)$    (356,907)
                                                       ==========    ===========   ===========








NORTHEAST UTILITIES AND SUBSIDIARIES
1.2b PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 1999

 Unaudited
 (Thousands of Dollars)


                                                                                       PRO
                                                                                     FORMA
                                                                                     GIVING
                                                                   PRO FORMA        EFFECT TO
                                                      PER BOOK     ADJUSTMENTS     ADJUSTMENTS
Balance at beginning of period
                                                     $    695,846 $            0  $     695,846
Net (Loss) / Income
                                                          (92,217)      (264,690)     (356,907)
Common Dividends
                                                                0              0             0
Cash dividends on preferred stock
                                                          (24,189)             0       (24,189)
Adjustment
                                                                9              0             9
Balance at end of period                               ----------     ----------    ----------
                                                     $    579,449 $     (264,690) $    314,759
                                                       ==========     ==========    ==========


NORTHEAST UTILITIES AND SUBSIDIARIES
1.2c PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 1999

 Unaudited
 (Thousands of Dollars)

                                                                                       PRO
                                                                                      FORMA
                                                                                     GIVING
                                                                     PRO FORMA       EFFECT
                                                        PER BOOK    ADJUSTMENTS    TO ADJUSTS
                                                      -----------    -----------  -------------
Long Term Debt*

Preferred stock not subject to
mandatory redemption                                    3,151,013                    3,151,013

Preferred stock subject to
mandatory redemption                                      136,200                      136,200

Common Stock Equity                                       141,039                      141,039

                                                        2,073,662                    2,073,662
                                                      -----------  ------------   ------------
                                                        5,501,914             0     5,501,914
                                                      ===========  ============   ============

*Does not include current portion

NORTHEAST UTILITIES AND SUBSIDIARIES
1.2d PRO FORMA FINANCIAL STATEMEMT ADJUSTMENTS
AS OF JUNE 30, 1999

Unaudited
(Thousands of dollars)

Accumulated provision for depreciation                             184,384
Cash and cash equivalents                                          941,146
Investments in securitizable assets                                 92,921
Prepayments and other                                                3,415
Regulatory assets -- other                                       1,557,385
Unamortized debt expense                                            22,189
Common stock                                                        25,237
Capital surplus, paid in                                           887,811
Preferred stock not subject to mandatory redemption                 20,000
Preferred stock subject to mandatory redemption                    141,039
Long-term debt                                                   1,567,947
Minority interest in consolidated subsidiaries                     100,000
Obligations under capital leases                                   693,541
Notes payable to banks                                             238,625
Long-term debt and preferred stock -- current portion               26,500
Accounts payable                                                     8,250
Accrued taxes                                                       23,302
Operating expenses -- operation -- fuel, purchased power            10,000
Depreciation                                                       504,877
Amortization of regulatory assets, net                             341,664
Federal and state income taxes                                      33,341
Interest on long-term debt                                          76,187
Extraordinary loss, net of tax effect                              225,000
Receivables from affiliated companies                               10,343
Deferred obligation to affiliated company                           17,856
Taxes receivable                                                   293,463
     Utility plan -- electric                                               (1,899,533)
     Unamortized PSNH acquisition costs                                        (92,618)
     Nuclear fuel, net                                                          (2,078)
     Fuel, materials, and supplies, at average cost                            (75,554)
     Regulatory assets - income taxes, net                                     (80,425)
     Deferred costs--nuclear plants                                           (118,651)
     Recoverable energy costs, net                                             (31,972)
     Other deferred charges                                                     (4,089)
     Rate reduction bond obligation                                         (2,516,800)
     Accrued interest                                                          (92,727)
     Accumulated deferred income taxes                                        (204,521)
     Deferred credits -- other                                              (1,059,830)
     Operating revenues                                                       (827,520)
     Other, net                                                                (27,134)
     Income taxes                                                              (71,725)
     Accounts payable to affiliate companies                                   (10,343)
     Deferred receivable from affiliated company                               (17,856)
     Investment in subsidiary companies                                       (913,047)
     Operating expenses -- operation -- other                                        0

To record summary entry for NU consolidated.


Accounts payable to affiliate companies                             10,343
Deferred receivable from affiliated company                         17,856
     Receivables from affiliated companies                                     (10,343)
     Deferred obligation to affiliated company                                 (17,856)

To record elimination of intercompany receivables and payables.

Investment in subsidiary companies                                 913,047
     Common stock                                                              (25,237)
     Capital surplus                                                          (887,810)

To record elimination of investment in subsidiary companies.


NORTHEAST UTILITIES PARENT
2.1 PRO FORMA BALANCE SHEET
AS OF JUNE 30, 1999

Unaudited
(Thousands of Dollars)

                                                                                   PRO
                                                                                  FORMA
                                                                 PRO             GIVING
                                                                FORMA            EFFECT
                                                   PER BOOK      ADJ           TO ADJUSTS

ASSETS

Other Property and Investments:
  Investments in subsidiary companies,
   at equity                                  $  2,199,224 $   (913,047)[1]$      1,286,177
  Investments in transmission companies,
   at equity                                        17,900                           17,900
  Other, at cost                                        54                               54
                                               -----------  -----------         -----------
                                                 2,217,178     (913,047)          1,304,131

Current Assets:
  Cash                                                   0      913,047 [1]         913,047
  Notes receivable from
   affiliated companies                             22,300                           22,300
  Notes and accounts receivable                        571                              571
  Accounts receivable from
   affiliated companies                              4,172                            4,172
  Prepayments                                           27                               27
                                               -----------  -----------         -----------
                                                    27,070      913,047             940,117

Deferred Charges:
  Accumulated deferred incomes taxes                 6,160                            6,160
  Unamoritized debt expense                             46                               46
  Other                                              2,562                            2,562
                                               -----------  -----------         -----------
                                                     8,768            0               8,768
                                               -----------  -----------         -----------
Total Assets                                  $  2,253,016 $          0    $      2,253,016
                                               ===========  ===========         ===========

CAPITALIZATION AND LIABILITIES

Capitalization
  Common Stock                                $    686,188 $     42,500 [2]$        728,688
  Capital surplus, paid in                         940,448      (42,500)[2]         897,948
  Deferred benefit plan--employee stock           (133,947)                        (133,947)
  Retained earnings                                579,449                          579,449
  Accumulated other comprehensive income             1,524                            1,524
                                                ----------   ----------         -----------
Total common stockholder's equity                2,073,662            0           2,073,662
  Long-term debt                                   152,000                          152,000
                                                ----------   ----------         -----------
    Total Capitalization                         2,225,662            0           2,225,662
                                                ----------   ----------         -----------
Current Liabilities:
  Accounts payable                                     742                              742
  Accounts payable to affiliated companies           3,233                            3,233
  Long-term debt--current portion                   19,000                           19,000
  Accrued taxes                                      2,047                            2,047
  Accrued interest                                   1,969                            1,969
  Other                                                  2                                2
                                                ----------   ----------         -----------
                                                    26,993            0              26,993
                                                ----------   ----------         -----------
  Other deferred credits                               361                              361
                                                ----------   ----------         -----------
Total Capitalization and Liabilities          $  2,253,016 $          0    $      2,253,016
                                                ==========   ==========         ===========

[1] See adjustments a, b, c, and d.
[2] See adjustment e.




NORTHEAST UTILITIES PARENT
2.2a PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 1999

Unaudited
(Thousands of Dollars)

                                                                               PRO FORMA
                                                              PRO FORMA      GIVING EFFECT
                                                   PER BOOK  ADJUSTMENTS       TO ADJUSTS

Operating Revenues                            $          0 $          0    $              0
                                                ----------   ----------          ----------
Operating Expenses:
  Operation expense                                  6,564                            6,564
  Federal and state income taxes                    (8,395)                          (8,395)
  Taxes other than income taxes                          8                                8
                                                ----------   ----------          ----------
    Total operating expenses                        (1,823)           0              (1,823)
                                                ----------   ----------          ----------

Operating Income                                     1,823            0               1,823
                                                ----------   ----------          ----------
Other Income / (Loss):
  Equity in earnings of subsidiaries               (97,350)                         (97,350)
  Equity in earnings of transmission
   companies                                         2,725                            2,725
  Other, net                                        (2,997)                          (2,997)
  Income taxes                                      (4,776)                          (4,776)
                                                ----------   ----------          ----------
      Other loss, net                             (102,398)           0            (102,398)
                                                ----------   ----------          ----------
      Loss before interest charges                (100,575)           0            (100,575)
                                                ----------   ----------          ----------

Interest Charges:
  Interest on long-term debt                        15,449                           15,449
  Other interest                                       382                              382
                                                ----------   ----------          ----------
     Interest Charges, net                          15,831            0              15,831
                                                ----------   ----------          ----------
Net Loss                                      $   (116,406)$          0    $       (116,406)
                                                ==========   ==========          ==========

NORTHEAST UTILITIES PARENT
2.2b PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 1999

Unaudited
(Thousand of Dollars)

                                                                              PRO FORMA
                                                              PRO FORMA      GIVING EFFECT
                                                   PER BOOK      ADJ            TO ADJUSTS

Balance at beginning of period                $    695,846 $          0    $        695,846

Net loss                                          (116,406)           0            (116,406)

Miscellaneous elimination adjustment                     9            0                   9
                                                ----------   ----------          ----------
Balance at end of period                      $    579,449 $          0    $        579,449
                                                ==========  ===========         ===========

NORTHEAST UTILITIES PARENT
2.2c PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 1999

Unaudited
(Thousands of Dollars)

                                                                               PRO FORMA
                                                             PRO FORMA       GIVING EFFECT
                                                 PER BOOK   ADJUSTMENTS        TO ADJUSTS

Long-term debt*                               $    152,000 $               $        152,000

Common stock equity                              2,073,662            0           2,073,662
                                               -----------  -----------         -----------
Total Capitalization                          $  2,225,662 $          0    $      2,225,662
                                               ===========  ===========         ===========

*Does not include current portion


NORTHEAST UTILITIES PARENT
2.2d PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS

(THOUSANDS OF DOLLARS)

                                                            Debit        Credit

 a) Cash                                                      310,000
              Investment in Subsidiary Cos                                310,000

    To record the CL&P stock repurchase by CL&P


 b) Cash                                                      145,000
              Investment in Subsidiary Cos                                145,000

    To record the stock repurchase by WMECO.


 c) Cash                                                      297,208
              Investment in Subsidiary Cos                                297,208

    To record the stock repurchase by PSNH.


 d) Cash                                                      160,839
              Investment in Subsidiary Cos                                160,839

    To record the stock repurchase by NAEC.


 e) Capital Surplus                                           114,750
              Common Stock                                                 42,500
              Capital Surplus                                              72,250

    To record the issuance of 8,500,000 common shares at $13.5 per share to settle the forward share repurchase.



THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.1a PRO FORMA BALANCE SHEET--ASSETS
AS OF JUNE 30, 1999
Unaudited
 (Thousands of Dollars)

                                                                                   PRO
                                                                                  FORMA
                                                                                 GIVING
                                                                   PRO           EFFECT
                                                                   FORMA            TO
                                                    PER BOOK       ADJ             ADJ
Utility Plant, at original cost:
  Electric                                       $ 6,222,698 $   (692,665)[1] $ 5,530,033
    Less:  Accumulated provision
            for depreciation                       2,854,213     (529,831)[1]   2,324,382
                                                  ----------   ----------      ----------
                                                   3,368,485     (162,834)      3,205,651
  Construction work in progress                       96,118                       96,118
  Nuclear fuel, net                                  103,279                      103,279
                                                  ----------   ----------      ----------
     Total net utility plant                       3,567,882     (162,834)      3,405,048
                                                  ----------   ----------      ----------
Other Property and Investments:
 Nuclear decommissioning trusts, at market           483,751                      483,751
 Investments in regional nuclear
  generating companies, at equity                     57,999                       57,999
 Other, at cost                                       52,951                       52,951
                                                  ----------   ----------      ----------
                                                     594,701            0         594,701
                                                  ----------   ----------      ----------
Current Assets:
  Cash                                                   398       12,000 [2]      12,398
  Investment in securitizable assets                  68,660       92,921 [3]     161,581
  Notes receivable from affiliated companies          84,300                       84,300
  Receivables, net                                    20,075                       20,075
  Accounts receivable from
   affiliated companies                               41,982                       41,982
  Taxes receivable                                         0      290,593 [3]     290,593
  Fuel, materials, and supplies,
   at average cost                                    71,974      (40,576)[1]      31,398
  Prepayments and other                              136,246        7,408 [4]     143,654
                                                  ----------   ----------      ----------
                                                     423,635      362,346         785,981
                                                  ----------   ----------      ----------
Deferred Charges:
  Regulatory assets:
   Income taxes, net                                 476,398                      476,398
   Millstone 1                                       403,235                      403,235
   Unrecovered contractual obligations               243,827                      243,827
   Recoverable energy costs, net                     127,196                      127,196
   Other                                              43,108    1,006,202 [5]   1,049,310
Unamortized debt expense                              18,534       10,953 [6]      29,487
Other                                                 14,511                       14,511
                                                  ----------   ----------      ----------
                                                   1,326,809    1,017,155       2,343,964
                                                  ----------   ----------      ----------
   Total Assets                                  $ 5,913,027 $  1,216,667     $ 7,129,694
                                                  ==========   ==========      ==========


[1] See adjustments b and d.
[2] See adjustments a, b, d, e, g, i, k, l and o.
[3] See adjustment r.
[4] See adjustment i.
[5] See adjustments a, b, d, f and j.
[6] See adjustment m.


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.1b PRO FORMA BALANCE SHEET--CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 1999
Unaudited
  (Thousands of Dollars)

                                                                                   PRO
                                                                                 FORMA
                                                                                 GIVING
                                                                   PRO           EFFECT
                                                                   FORMA            TO
                                                    PER BOOK       ADJ.            ADJ
Capitalization:
  Common stock                                   $   122,229 $    (48,137)[7] $    74,092
  Capital surplus, paid in                           664,956     (261,863)[7]     403,093
  Retained earnings                                  152,968      (11,526)        141,442
  Accumulated other comprehensive income                 416                          416
                                                  ----------   ----------      ----------
    Total common stockholder's equity                940,569     (321,526)        619,043
  Preferred stock not subject to
   mandatory redemption                              116,200                      116,200
  Preferred stock subject to
   mandatory redemption                               99,539      (99,539)[8]           0
  Long-term debt                                   1,798,430     (795,000)[8]   1,003,430
                                                  ----------   ----------      ----------
    Total capitalization                           2,954,738   (1,216,065)      1,738,673
                                                  ----------   ----------      ----------

Minority Interest in Consolidated Subsidiary         100,000     (100,000)[9]           0
                                                  ----------   ----------      ----------
Obligations Under Capital Leases                      63,156                       63,156
                                                  ----------   ----------      ----------
Rate Reduction Bond Obligation                                  1,489,082 [10]  1,489,082
                                                  ----------   ----------      ----------
Current Liabilities:
  Notes payable to banks                             180,000     (180,000)[11]          0
  Long-term debt and preferred
  stock--current portion                              19,755                       19,755
  Obligations under capital
   leases--current portion                            93,871                       93,871
  Accounts payable                                   137,803                      137,803
  Accounts payable to affiliated companies            22,485                       22,485
  Accrued taxes                                       22,655      (22,655)[12]          0
  Accrued interest                                    27,583       58,269 [13]     85,852
  Other                                               22,988                       22,988
                                                  ----------   ----------      ----------
                                                     527,140     (144,386)        382,754
                                                  ----------   ----------      ----------
Deferred Credits and Other Long-term Liabilities:
  Accumulated deferred income taxes                1,154,933      293,639 [14]  1,448,572
  Accumulated deferred investment tax credits        111,052                      111,052
  Decommissioning obligation--Millstone 1            560,500                      560,500
  Deferred contractual obligations                   255,749                      255,749
  Other                                              185,759      894,397 [15]  1,080,156
                                                  ----------   ----------      ----------
                                                   2,267,993    1,188,036       3,456,029
                                                  ----------   ----------      ----------
   Total Capitalization and Liabilities          $ 5,913,027 $  1,216,667     $ 7,129,694
                                                  ==========   ==========      ==========

[7] See adjustment o.
[8] See adjustment k.
[9] See adjustment p.
[10] See adjustment g.
[11] See adjustments k, p, and r.
[12] See adjustments b, e, h, i, l, n, q and r.
[13] See adjustments h, n and q.
[14] See adjustments c, f, j and m.
[15] See adjustments b, c and d.


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.2a PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 1999

Unaudited
  (Thousands of Dollars)

                                                                                    PRO
                                                                                  FORMA
                                                                                 GIVING
                                                                    PRO          EFFECT
                                                                   FORMA            TO
                                                    PER BOOK       ADJ.            ADJ
Operating Revenues                               $ 2,388,745 $          0 [16]$ 2,388,745
                                                  ----------   ----------      ----------
Operating Expenses:
  Operation --
    Fuel, purchased and net interchange power        814,975            0 [17]    814,975
    Other                                            683,568            0 [18]    683,568
  Maintenance                                        264,633                      264,633
  Depreciation                                       209,246                      209,246
  Amortization of regulatory assets, net             156,841                      156,841
  Federal and state income taxes                      33,974       25,596 [19]     59,570
  Taxes other than income taxes                      169,798                      169,798
                                                  ----------   ----------      ----------
    Total operating expenses                       2,333,035       25,596       2,358,631
                                                  ----------   ----------      ----------
Operating Income (Loss)                               55,710      (25,596)         30,114
                                                  ----------   ----------      ----------
Other Income (Loss):
  Equity in earnings of regional
   nuclear generating companies                        4,049                        4,049
  Other, net                                           2,659       27,134 [1]      29,793
  Millstone 1                                       (141,570)                    (141,570)
  Minority interest in income of subsidiary           (9,300)                      (9,300)
  Income taxes                                        70,134       45,205 [20]    115,339
                                                  ----------   ----------      ----------
     Other income, net                               (74,028)      72,339          (1,689)
                                                  ----------   ----------      ----------
     Income before interest charges                  (18,318)      46,743          28,425
                                                  ----------   ----------      ----------

Interest Charges:
  Interest on long-term debt                         131,742       58,269 [21]    190,011
  Other interest                                      10,571                       10,571
  AFDUC credit                                        (1,642)                      (1,642)
  Deferred Millstone 3 Return                            (84)                         (84)
                                                  ----------   ----------      ----------
     Interest charges, net                           140,587       58,269         198,856
                                                  ----------   ----------      ----------
Net Loss                                         $  (158,905)$    (11,526)    $  (170,431)
                                                  ==========   ==========      ==========


[16] See adjustments b and c.
[17] See adjustments e and f.
[18] See adjustments i, j, l and m.
[19] See adjustments b, c, e, f, i, j, l, m, and n.
[20] See adjustments h and q.
[21] See adjustments h, n, and q.


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.2b PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 1999

Unaudited
 (Thousands of Dollars)

                                                                                   PRO
                                                                                  FORMA
                                                                                 GIVING
                                                                    PRO          EFFECT
                                                                   FORMA            TO
                                                    PER BOOK       ADJ             ADJ.
Balance at beginning of period                   $   355,313 $          0     $   355,313

Net (loss) / income                                 (158,905)     (11,526)       (170,431)

Cash dividends on preferred stock                    (13,270)           0         (13,270)

ESOP contribution                                    (30,170)           0         (30,170)
                                                  ----------   ----------      ----------
Balance at end of period                         $   152,968 $    (11,526)    $   141,442
                                                  ==========   ==========      ==========


THE CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARIES
3.2c PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 1999

Unaudited
 (Thousands of Dollars)

                                                                                    PRO
                                                                                  FORMA
                                                                                 GIVING
                                                                   PRO           EFFECT
                                                                   FORMA            TO
                                                    PER BOOK       ADJ             ADJ
Long-term debt*                                  $ 1,798,430 $   (795,000)[8] $ 1,003,430

Preferred stock not subject to
  mandatory redemption*                              116,200            0         116,200

Preferred stock subject to
  mandatory redemption*                               99,539      (99,539)[8]           0

Common stock equity                                  940,569     (321,526)        619,043
                                                  ----------   ----------      ----------
        Total Capitalization                     $ 2,954,738 $ (1,216,065)    $ 1,738,673
                                                  ==========   ==========      ==========

*Does not include current portion


CONNECTICUT LIGHT AND POWER COMPANY AND SUBSIDIARY
3.2d PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS

(THOUSANDS OF DOLLARS)

                                            Debit     Credit
a)Regulatory assets -- other                 53,742
     Cash                                               53,742

  To establish the regulatory assets
  associated with the Devon Lease.


b)Cash                                      505,645
  Accumulated provision
    for depreciation                        248,550
  Federal and state income taxes            122,046
     Utility plant -- electric                         325,553
     Fuel, materials and supplies                       39,239
     Regulatory assets -- other                         58,289
     Deferred credits -- other                          26,000
     Operating revenues                                295,869
     Accrued taxes                                     122,046
     Other, net                                          9,245

  To record the sale of fossil
  generation assets to NRG, and the
  related transaction expenses
  and tax effect.


c)Operating revenues                        295,869
  Accumulated deferred income taxes         118,348
     Deferred credits -- other                         295,869
     Federal and state income taxes                    118,348

  To record deferral of gain
  and deferral of related taxes.


d)Cash                                      685,851
  Accumulated provision
    for depreciation                        281,281
     Utility plant -- electric                         367,112
     Fuel, materials and supplies                        1,337
     Regulatory assets -- other                          8,266
     Deferred credits -- other                         572,528
     Other, net                                         17,889

  To record sale of fossil/hydro
  generation assets to Northeast
  Generation Company, an affiliate,
  and the related transaction
  expenses and tax effects.


e)Fuel, purchased and
    net interchange power                 1,000,000
  Accrued taxes                             400,000
     Cash                                            1,000,000
     Federal and state income taxes                    400,000

  To record the buyout of IPP
  contracts and related tax effect.


f)Regulatory assets -- other              1,000,000
  Federal and state income taxes            400,000
     Fuel, purchased and
       net interchange power                         1,000,000
     Accumulated deferred income taxes                 400,000

  To record the deferral of IPP
  contracts costs and the associated
  tax effect.

g)Cash                                    1,489,082
     Rate reduction bond obligation                  1,489,082

  To record the issuance of
  rate reduction bonds.


h)Interest on long-term debt                100,513
  Accrued taxes                              40,205
     Accrued interest                                  100,513
     Income taxes                                       40,205

  To record interest expense on rate
  reduction bonds and related taxes.


i)Operating expenses --
    operation -- other                       19,015
  Prepayments and other                       7,408
  Accrued taxes                               7,606
     Cash                                               26,423
     Federal and state income taxes                      7,606

  To record issuance expenses
  associated with securitization and
  related tax effect.


j)Regulatory assets -- other                 19,015
  Federal and state income taxes              7,606
     Operating expenses --
       operation -- other                               19,015
     Accumulated deferred income taxes                   7,606

  To record the deferral of RRB issuance
  costs and the associated tax effect.


k)Notes payable to banks                    372,921
  Long-term debt                            795,000
  Preferred stock subject to mandatory
    redemption                               99,539
     Cash                                            1,267,460

  To record the use of sale proceeds
  and securitization proceeds to retire
  short-term and long-term debt,
  retire preferred stock and pay taxes
  associated with asset sales.


l)Operating expenses --
    operation -- other                       10,953
  Accrued taxes                               4,381
     Cash                                               10,953
     Federal and state income taxes                      4,381

  To record the associated costs and
  premiums of retiring debt.


m)Unamortized debt expense                        0
  Federal and state income taxes              4,381
     Operating expenses --
       operation -- other                                    0
     Accumulated deferred income taxes                   4,381

  To record deferral of debt
  retirement costs and related
  tax effects.

n)Accrued interest                           54,744
  Federal and state income taxes             21,898
     Interest on long-term debt                         54,744
     Accrued taxes                                      21,898

  To record decrease in interest
  costs associated with debt repurchase
  and the related increase in taxes.


o)Common stock                               48,137
  Capital surplus                           261,863
     Cash                                              310,000

  To record repurchase 4,813,664
  shares of Common Stock at an average
  share price as of June 30, 1999
  of $64.40, par $10.


p)Minority interest in
    consolidated subsidiaries               100,000
     Notes payable to banks                            100,000

  To record the retirement of Monthly
  Income Preferred Stock (MIPS).


q)Interest on long-term debt                 12,500
  Accrued taxes                               5,000
     Accrued interest                                   12,500
     Income taxes                                        5,000

  To record additional interest
  expense, fees and related taxes for
  additional short-term debt.


r)Investment in securitizable assets         92,921
  Taxes receivable                          290,593
     Notes payable to banks                             92,921
     Accrued taxes                                     290,593

  To reclassify debit balances
  in liability accounts.



PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.1a PRO FORMA BALANCE SHEET--ASSETS
AS OF JUNE 30, 1999

UNAUDITED
(THOUSANDS OF DOLLARS)


                                                                                    PRO
                                                                                   FORMA
                                                                                   GIVING
                                                                                   EFFECT
                                                              PRO FORMA             TO
                                              PER BOOK       ADJUSTMENTS         ADJUSTMENTS
Utility Plant, at cost:
  Electric                                 $    1,921,658 $    (1,062,290)[1] $      859,368
     Less:  Accumulated provision
       for depreciation                           653,079        (117,609)[2]        535,470
                                             ------------    ------------       ------------
                                                1,268,579        (944,681)           323,898

  Unamortized acquisition costs                   338,646         (92,618)[3]        246,028
  Construction work in progress                    33,446                             33,446
  Nuclear fuel, net                                 2,078          (2,078)[4]              0
                                             ------------    ------------       ------------
    Total net utility plant                     1,642,749      (1,039,377)           603,372
                                             ------------    ------------       ------------
Other Property and Investments:
  Nuclear decommissioning trusts,
    at market                                       6,280                              6,280
  Investments in regional nuclear
     generating companies and
     subsidiary company, at equity                 19,761                             19,761
  Other, at cost                                    4,443                              4,443
                                             ------------    ------------       ------------
                                                   30,484               0             30,484
                                             ------------    ------------       ------------
Current Assets:
  Cash and cash equivalents                        82,840         (20,094)[5]         62,746
  Receivables, net                                 83,742                             83,742
  Accounts receivable from
    affiliated company                             22,565                             22,565
  Accrued utility revenues                         47,212                             47,212
  Fuel, materials, and supplies,
    at average cost                                35,786         (33,000)[6]          2,786
  Recoverable energy costs --
    current portion                                78,949                             78,949
  Prepayments and other                            38,456                             38,456
                                             ------------    ------------       ------------
                                                  389,550         (53,094)           336,456
                                             ------------    ------------       ------------
Deferred Charges:
  Regulatory assets:
    Recoverable energy costs                      138,440         (31,972)[3]        106,468
    Income taxes, net                             147,164         (55,570)[3]         91,594
    Deferred costs, nuclear plant                 195,340                            195,340
    Unrecovered contractual obligations            61,142                             61,142
    Other                                           3,154         527,316 [7]        530,470
    Securitible assets                                  0                                  0
  Deferred receivable from
    affiliated company                             17,856         (17,856)[8]              0
  Unamortized debt expense                         11,835           7,791 [9]         19,626
  Other                                             5,248                              5,248
                                             ------------    ------------       ------------
                                                  580,179         429,709          1,009,888
                                             ------------    ------------       ------------
    Total Assets                           $    2,642,962 $      (662,762)    $    1,980,200
                                             ============    ============       ============

[1] See adjustments a, k, u and z.
[2] See adjustments a and z.
[3] See adjustment i.
[4] See adjustment z.
[5] See adjustments a, d, e, g, j, k, l, n, p, s and v.
[6] See adjustment a.
[7] See adjustments b, h, i, k, o, q, t, u, x, y and aa.
[8] See adjustment j.
[9] See adjustment f.


PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.1b PRO FORMA BALANCE SHEET--
   CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 1999

UNAUDITED
(THOUSANDS OF DOLLARS)



                                                                                    PRO
                                                                                   FORMA
                                                                                   GIVING
                                                                                   EFFECT
                                                              PRO FORMA             TO
                                              PER BOOK       ADJUSTMENTS        ADJUSTMENTS
Capitalization:
  Common Stock                             $            1 $            (1)[10]$            0
  Capital surplus, paid in                        424,492        (297,208)[10]       127,284
  Retained earnings                               284,463        (246,034)            38,429
  Accumulated other
    comprehensive income                            1,075                              1,075
                                             ------------    ------------       ------------
    Total common stockholder's equity             710,031        (543,243)           166,788
  Preferred stock subject to
    mandatory redemption                           25,000         (25,000)[11]             0
  Long-term debt                                  540,985        (255,947)[12]       285,038

                                             ------------    ------------       ------------
    Total capitalization                        1,276,016        (824,190)           451,826
                                             ------------    ------------       ------------
Obligations Under Seabrook Power
  Contracts and Other Capital Leases              678,836        (693,541)[13]       (14,705)
                                             ------------    ------------       ------------
Rate Reduction Bond Obligation                                    725,000 [14]       725,000
                                             ------------    ------------       ------------

Current Liabilities:
  Long-term debt and preferred stock--
    current portion                                25,000         (25,000)[11]             0
  Obligations under Seabrook Power
    Contracts and other capital
    leases--current portion                       111,068                            111,068
  Accounts payable                                 35,079                             35,079
  Accounts payable to
    affiliated companies                           30,737          10,343 [15]        41,080
  Accrued taxes                                    57,685             287 [16]        57,972
  Accrued interest                                  5,750          25,056 [17]        30,806
  Accrued pension benefits                         45,671                             45,671
  Other                                             7,208                              7,208
                                             ------------    ------------       ------------
                                                  318,198          10,686            328,884
                                             ------------    ------------       ------------
Deferred Credits and Other
   Long-Term Liabilities:
  Accumulated deferred income taxes               237,053         119,283 [18]       356,336
  Accumulated deferred investment
    tax credits                                     3,204                              3,204
  Deferred contractual obligations                 61,142                             61,142
  Deferred revenue from
    affiliated company                             17,856                             17,856
  Other                                            50,657                             50,657
                                             ------------    ------------       ------------
                                                  369,912         119,283            489,195
                                             ------------    ------------       ------------

  Total Capitalization and Liabilities     $    2,642,962 $      (662,762)    $    1,980,200
                                             ============    ============       ============

[10] See adjustment v.
[11] See adjustment p.
[12] See adjustments d and p.
[13] See adjustment k.
[14] See adjustment l.
[15] See adjustment w.
[16] See adjustments c, e, g, m, n, p, r, s, w, y and z.
[17] See adjustments m and r.
[18] See adjustments a, b, c, f, h, i, k, o, q, t, x, and aa.


PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2a PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 1999

UNAUDITED
(THOUSANDS OF DOLLARS)


                                                                                   PRO
                                                                                   FORMA
                                                                                   GIVING
                                                                                   EFFECT
                                                              PRO FORMA             TO
                                              PER BOOK       ADJUSTMENTS        ADJUSTMENTS
Operating Revenues                         $    1,148,342 $       153,000 [6] $    1,301,342
                                             ------------    ------------       ------------
Operating Expenses:
  Operation --
    Fuel, purchased and net
      interchange power                           346,416          10,000 [19]       356,416
    Other                                         457,212               0 [20]       457,212
  Maintenance                                      50,375                             50,375
  Depreciation                                     46,571                             46,571
  Amortization of regulatory assets, net           18,453         153,000 [21]       171,453
  Federal and state income taxes                   50,155          (4,000)[22]        46,155
  Taxes other than income taxes                    44,267                             44,267
                                             ------------    ------------       ------------
         Total operating expenses               1,013,449         159,000          1,172,449
                                             ------------    ------------       ------------
Operating Income / (Loss)                         134,893          (6,000)           128,893
                                             ------------    ------------       ------------
Other income / (loss):
  Equity in earnings of regional nuclear
    generating companies and
    subsidiary company                              1,790                              1,790
  Other, net                                        9,046                              9,046
  Income taxes                                     (5,279)         10,022 [17]         4,743
                                             ------------    ------------       ------------
      Other income, net                             5,557          10,022             15,579
                                             ------------    ------------       ------------
      Income / (Loss) before interest
        charges                                   140,450           4,022            144,472
                                             ------------    ------------       ------------
Interest Charges:
  Interest on long-term debt                       40,941          25,056 [17]        65,997
  Other interest                                      239                                239
                                             ------------    ------------       ------------
     Interest charges, net                         41,180          25,056             66,236
                                             ------------    ------------       ------------
Net Income/(Loss)                                  99,270         (21,034)            78,236

Extraordinary Loss, net of tax effect                   0        (225,000)[3]       (225,000)
                                             ------------    ------------       ------------
Net Income/(Loss) after
   extraordiary item                       $       99,270 $      (246,034)    $     (146,764)
                                              ===========     ===========        ===========

[19] See adjustments g, h, s and t.
[20] See adjustments e, f, n, o, p, q, w, x, y, z and aa.
[21] See adjustment b.
[22] See adjustments a, b, e, f, g, h, n, o, p, q, s, t, w, x, y, z and aa.


PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2b PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 1999

UNAUDITED
(THOUSANDS OF DOLLARS)


                                                                                    PRO
                                                                                   FORMA
                                                                                   GIVING
                                                                                   EFFECT
                                                              PRO FORMA             TO
                                              PER BOOK       ADJUSTMENTS        ADJUSTMENTS
Balance at beginning of period             $      203,593 $             0     $      203,593

Net income / (loss)                                99,270        (246,034)          (146,764)

Cash dividends on preferred stock                  (7,950)              0             (7,950)

Cash dividends on common stock                          0               0                  0

ESOP Contribution                                 (10,450)              0            (10,450)
                                             ------------    ------------       ------------
Balance at end of period                   $      284,463 $      (246,034)    $       38,429
                                               ==========     ===========        ===========



PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2c PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 1999

UNAUDITED
(THOUSANDS OF DOLLARS)


                                                                                    PRO
                                                                                   FORMA
                                                                                   GIVING
                                                                                   EFFECT
                                                              PRO FORMA             TO
                                              PER BOOK       ADJUSTMENTS        ADJUSTMENTS
Long-term debt*                            $      540,985 $      (255,947)[12]$      285,038

Preferred Stock Subject
  to mandatory redemption*                         25,000         (25,000)[11]             0

Common stock equity                               710,031        (543,243)           166,788
                                             ------------    ------------       ------------
                                           $    1,276,016 $      (824,190)    $      451,826
                                              ===========    ============       ============

*Does not include current portion



PUBLIC SERVICE COMPANY OF NEW HAMPSHIRE
4.2d PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS



(THOUSANDS OF DOLLARS)
                                                                       Debit     Credit
a)Cash and cash equivalents                                            360,000
  Accumulated provision for depreciation                                74,571
  Federal and state income taxes                                        61,200
           Operating revenues                                                    153,000
           Utility plant -- electric                                             248,571
           Fuel, materials, and supplies                                          33,000
           Accumulated deferred income taxes                                      61,200

  To record sale and gain on fossil-hydro assets and related tax effect.


b)Amortization of regulatory assets, net                               153,000
  Accumulated deferred income taxes                                     61,200
           Regulatory assets -- other                                            153,000
           Federal and state income taxes                                         61,200

  To record amortization expense related to entry A above and related tax effect.


c)Accumulated deferred income taxes                                     90,800
           Accrued taxes                                                          90,800

  To record tax effect on difference between $227 million gain on sale and the associated $153 million write-down.


d)Long-term debt                                                       146,747
           Cash and cash equivalents                                             146,747

  To record use of sale proceeds to retire long-term debt.


e)Operating expenses -- operation -- other                               7,791
  Accrued taxes                                                          3,116
           Cash and cash equivalents                                               7,791
           Federal and state income taxes                                          3,116

  To record debt retirement expenses and related tax effect per entry D above.


f)Unamortized debt expense                                               7,791
  Federal and state income taxes                                         3,116
           Operating expenses -- operation -- other                                7,791
           Accumulated deferred income taxes                                       3,116

  To record the deferral of the debt retirement expenses and related tax effect per entry E above.


g)Operating expenses -- operation -- fuel                               62,000
  Accrued taxes                                                         24,800
           Cash and cash equivalents                                              62,000
           Federal and state income taxes                                         24,800

  To record buydown of Hydro-Quebec contract and related tax effect.


h)Regulatory assets -- other                                            62,000
  Federal and state income taxes                                        24,800
           Operating expenses -- operation -- fuel                                62,000
           Accumulated deferred income taxes                                      24,800

  To record the deferral of the buydown of Hydro-Quebec contract and related tax effect per entry G above.


i)Extraordinary loss, net of tax effect                                225,000
  Accumulated deferred income taxes                                    143,824
           Unamortized acquisition costs                                          92,618
           Regulatory assets, income taxes, net                                   55,570
           Recoverable energy costs                                               31,972
           Regulatory assets -- other                                            188,664

  To record write-down of regulatory assets in accordance with settlement agreement.


j)Cash and cash equivalents                                             17,856
           Deferred receivable from affiliated company                            17,856

  To record receipt of receivable from NAEC.


k)Regulatory asset -- other                                            693,541
  Obligations under Seabrook Power Contracts
  and other capital leases                                             693,541
           Utility plant -- electric                                             693,541
           Cash and cash equivalents                                             416,125
           Accumulated deferred income taxes                                     277,416

  To record buydown of Seabrook power contract and related tax effect.


l)Cash and cash equivalents                                            725,000
           Rate reduction bond obligation                                        725,000

  To record the issuance of rate reduction bonds.


m)Interest on long-term debt                                            48,938
  Accrued taxes                                                         19,575
           Income taxes                                                           19,575
           Accrued interest                                                       48,938

  To record increase in interest cost related to issuance of new debt and related tax effect.


n)Operating expenses -- operation -- other                              17,000
  Accrued taxes                                                          6,800
           Cash and cash equivalents                                              17,000
           Federal and state income taxes                                          6,800

  To record issuance expenses related to the rate reduction bonds and related tax effect.


o)Regulatory assets -- other                                            17,000
  Federal and state income taxes                                         6,800
           Operating expenses -- operation -- other                               17,000
           Accumulated deferred income taxes                                       6,800

  To record deferral of issuance expenses and related tax effect per entry N above.


p)Long-term debt                                                       109,200
  Preferred stock subject to mandatory redemption                       25,000
  Long-term debt and preferred stock
  -- current portion                                                    25,000
  Operating expenses -- operation -- other                                 878
  Accrued taxes                                                            351
           Cash and cash equivalents                                             160,078
           Federal and state income taxes                                            351

  To record use of securitization proceeds to retire long-term debt, preferred stock and the associated debt retirement cost and taxes.


q)Regulatory assets -- other                                               878
  Federal and state income taxes                                           351
           Operating expenses -- operation -- other                                  878
           Accumulated deferred income taxes                                         351

  To record deferral of premium on debt retired and related tax effect per entry P above.


r)Income taxes                                                           9,553
  Accrued interest                                                      23,882
           Interest on long-term debt                                             23,882
           Accrued taxes                                                           9,553

  To record decrease in interest cost as a result of the retiring long-term debt and related tax effect.


s)Operating expenses -- operation -- fuel                               16,000
  Accrued taxes                                                          6,400
           Cash and cash equivalents                                              16,000
           Federal and state income taxes                                          6,400

  To record buydown of Vermont Yankee Power Contract and related tax effect.


t)Regulatory assets -- other                                            16,000
  Federal and state income taxes                                         6,400
           Operating expenses -- operation -- fuel                                16,000
           Accumulated deferred income taxes                                       6,400

  To record deferral of expense related to Vermont Yankee Power Contract and related tax effect per entry S above.


u)Regulatory assets -- other                                             2,000
           Utility plant -- electric                                               2,000

  To record reclassification of investment in utility plant to regulatory assets (Vermont Yankee).


v)Common stock                                                               1
  Capital surplus, paid in                                             297,208
           Cash and cash equivalents                                             297,209

  To record repurchase of 692 shares at an average stock price of $429,493 per share,as of June 30, 1999, $1 par value.


w)Operating expenses -- operation -- other                              10,343
  Accrued taxes                                                          4,137
           Accounts payable to affiliate companies                                10,343
           Federal and state income taxes                                          4,137

  To record debt retirement cost and related tax effect.


x)Regulatory assets -- other                                            10,343
  Federal and state income taxes                                         4,137
           Operating expenses -- operation -- other                               10,343
           Accumulated deferred income taxes                                       4,137

  To record deferral of debt retirement cost per entry W above.


y)Fuel, purchased and net interchange power                             10,000
  Accrued taxes                                                          4,000
           Regulatory liability (netted with regulatory assets -- other)          10,000
           Federal and state income taxes                                          4,000

  To transfer wholesale power contract to an affiliate and related tax effect.


z)Accumulated provision for depreciation                                43,038
  Accrued taxes                                                         30,887
  Operating expenses -- operation -- other                              77,218
           Utility plant -- electric                                             118,178
           Nuclear fuel, net                                                       2,078
           Federal and state income taxes                                         30,887

  To transfer nuclear fuel to Millstone 3 at zero market value and record associated loss.


aa) Regulatory assets -- other                                            77,218
    Federal and state income taxes                                        30,887
           Operating expenses -- operation -- other                               77,218
           Accumulated deferred income taxes                                      30,887

  To record deferral of loss per entry Z above.



WESTERN MASSACHUSETTS ELECTRIC COMPANY
  AND SUBSIDIARY
5.1a PRO FORMA BALANCE SHEET--ASSETS
AS OF JUNE 30, 1999

Unaudited

                                                                                 PRO FORMA
                                                                    PRO            GIVING
                                                                   FORMA         EFFECT TO
                                                       PER BOOK     ADJ             ADJ
ASSETS:

Utility Plant, at original cost:
  Electric                                          $ 1,224,425 $   (99,420)[1]$  1,125,005

   Less:  Accumulated provision
     for depreciation                                   533,991     (41,821)[1]     492,170
                                                     ----------  ----------      ----------
                                                        690,434     (57,599)        632,835
  Construction work in progress                          22,258                      22,258
  Nuclear fuel, net                                      23,436                      23,436
                                                     ----------  ----------      ----------
     Total net utility plant                            736,128     (57,599)        678,529
                                                     ----------  ----------      ----------
Other Property and Investments:
  Nuclear decommissioning trusts, at market             136,935                     136,935
  Investments in regional nuclear generating
   companies, at equity                                  15,836                      15,836
  Other, at cost                                          7,533                       7,533
                                                     ----------  ----------      ----------
                                                        160,304           0         160,304
                                                     ----------  ----------      ----------
Current Assets:
  Cash                                                      434      11,873 [2]      12,307

  Receivables, net                                       31,268                      31,268
  Accounts receivable from
    affiliated companies                                  9,849                       9,849
  Taxes receivable                                       11,826       2,870 [3]      14,696
  Accrued utility revenues                               16,378                      16,378
  Fuel, materials, and supplies,
    at average cost                                       4,908      (1,978)[1]       2,930
  Recoverable energy costs,
    net--current portion                                  1,924                       1,924
  Prepayments and other                                  30,817      (3,993)[4]      26,824
                                                     ----------  ----------      ----------
                                                        107,404       8,772         116,176
                                                     ----------  ----------      ----------
Deferred Charges:
  Regulatory assets:
    Income taxes, net                                    53,757                      53,757
    Millstone 1                                         125,414                     125,414
    Unrecovered contractual obligations                  68,498                      68,498
    Recoverable energy costs                             17,547                      17,547
    Standard service offer deferral                      22,064                      22,064
    Other                                                43,138      23,867 [5]      67,005
  Unamortized debt expense                                2,185       3,445 [6]       5,630
  Other                                                   4,322      (4,089)[1]         233
                                                     ----------  ----------      ----------
                                                        336,925      23,223         360,148
                                                     ----------  ----------      ----------
     Total Assets                                   $ 1,340,761 $   (25,604)   $  1,315,157
                                                     ==========  ==========      ==========

[1] See adjustments a, c.
[2] See adjustments a, c, d, f, h, j, k, n.
[3] See adjustment o.
[4] See adjustments a, h.
[5] See adjustments e, i.
[6] See adjustment l.

WESTERN MASSACHUSETTS ELECTRIC COMPANY
  AND SUBSIDIARY
5.1b PRO FORMA BALANCE SHEET--
  CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 1999

Unaudited
(Thousands of Dollars)

                                                                                 PRO FORMA
                                                                   PRO            GIVING
                                                                  FORMA          EFFECT TO
                                                       PER BOOK    ADJ             ADJ
CAPITALIZATION AND LIABILITIES

Capitalization:
  Common stock                                      $    26,812 $   (19,598)[1]$      7,214
  Capital surplus, paid in                              171,561    (125,402)[1]      46,159
  Retained earnings                                      46,763      (7,130)         39,633
  Accumulated other comprehensive income                    160                         160
                                                     ----------  ----------      ----------
    Total common stockholder's equity                   245,296    (152,130)         93,166
  Preferred stock not subject
    to mandatory redemption                              20,000     (20,000)[2]           0
  Preferred stock subject
    to mandatory redemption                              16,500     (16,500)[2]           0
  Long-term debt                                        290,025    (255,000)[2]      35,025
                                                     ----------  ----------      ----------
    Total capitalization                                571,821    (443,630)        128,191
                                                     ----------  ----------      ----------
  Obligations Under Capital Leases                       10,944                      10,944
                                                     ----------  ----------      ----------
  Rate reduction bond obligation                              0     302,718 [3]     302,718
                                                     ----------  ----------      ----------
Current Liabilities:
  Notes payable to banks                                 78,000     (58,625)[2]      19,375
  Notes payable to affiliated company                    51,100                      51,100
  Long-term debt and preferred stock--
    current portion                                      61,500      (1,500)[2]      60,000
  Obligations under capital leases --
    current portion                                      21,848                      21,848
  Accounts payable                                       18,103                      18,103
  Accounts payable to affiliated companies                5,975                       5,975
  Accrued taxes                                             934        (934)[4]           0
  Accrued interest                                        7,790      11,883 [5]      19,673
  Other                                                  12,624                      12,624
                                                     ----------  ----------      ----------
                                                        257,874     (49,176)        208,698
                                                     ----------  ----------      ----------
Deferred Credits and Other
 Long-Term Liabilities
  Accumulated deferred income taxes                     255,540        (949)[6]     254,591
  Accumulated deferred investment tax credits            21,160                      21,160
  Decommissioning obligation -- Millstone 1             131,500                     131,500
  Deferred contractual obligations                       68,498                      68,498
  Other                                                  23,424     165,433 [7]     188,857
                                                     ----------  ----------      ----------
                                                        500,122     164,484         664,606
                                                     ----------  ----------      ----------
     Total Capitalization and Liabilities           $ 1,340,761 $   (25,604)   $  1,315,157
                                                     ==========  ==========      ==========

[1] See adjustment n.
[2] See adjustment j.
[3] See adjustment f.
[4] See adjustments a, d, g, h, k, m, o.
[5] See adjustments g, m.
[6] See adjustments b, e, i, l.
[7] See adjustments a, b, c.


WESTERN MASSACHUSETTS ELECTRIC COMPANY
  AND SUBSIDIARY
5.2a PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 1999

Unaudited
(Thousands of Dollars)

                                                                                 PRO FORMA
                                                                    PRO           GIVING
                                                                   FORMA         EFFECT TO
                                                       PER BOOK     ADJ             ADJ
Operating Revenues                                  $   401,999 $         0 [1]$    401,999
                                                     ----------  ----------      ----------
Operating Expenses:
  Operation --
    Fuel, purchased and net interchange power           107,942           0 [2]     107,942
    Other                                               134,534           0 [3]     134,534
  Maintenance                                            56,260                      56,260
  Depreciation                                           39,470                      39,470
  Amortization of regulatory assets, net                  8,395                       8,395
  Federal and state income taxes                          8,675           0 [4]       8,675
  Taxes other than income taxes                          20,304                      20,304
                                                     ----------  ----------      ----------
     Total operating expenses                           375,580           0         375,580
                                                     ----------  ----------      ----------
Operating Income                                         26,419           0          26,419
                                                     ----------  ----------      ----------
Other Income:
  Equity in earnings of regional nuclear
   generating companies and subsidiary company            1,101                       1,101
  Other, net                                             (2,704)                     (2,704)
  Income taxes                                            2,819       4,753 [5]       7,572
                                                     ----------  ----------      ----------
     Other income, net                                    1,216       4,753           5,969
                                                     ----------  ----------      ----------
    Income before interest charges                       27,635       4,753          32,388
                                                     ----------  ----------      ----------

Interest Charges:
  Interest on long-term debt                             26,734      11,883 [5]      38,617
  Other interest                                          2,074                       2,074
                                                     ----------  ----------      ----------
     Interest charges, net                               28,808      11,883          40,691
                                                     ----------  ----------      ----------
Net (Loss) / Income                                 $    (1,173)$    (7,130)   $     (8,303)
                                                     ==========  ==========      ==========

[1] See adjustments a, b.
[2] See adjustments d, e.
[3] See adjustments h, i, k, l.
[4] See adjustments a, b, d, e, h, i, k, l.
[5] See adjustments g, m.



WESTERN MASSACHUSETTS ELECTRIC COMPANY
  AND SUBSIDIARY
5.2b PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 1999

Unaudited
(Thousands of Dollars)


                                                                                 PRO FORMA
                                                                   PRO            GIVING
                                                                  FORMA          EFFECT TO
                                                       PER BOOK    ADJ             ADJ
Balance at beginning of period                      $    57,724 $         0    $     57,724

Net (loss) / income                                      (1,173)     (7,130)         (8,303)

Common dividends                                         0                0               0

Cash dividends on preferred stock                        (2,969)          0          (2,969)

ESOP contribution                                        (6,819)          0          (6,819)
                                                     ----------  ----------      ----------
Balance at end of period                            $    46,763 $    (7,130)   $     39,633
                                                     ==========  ==========      ==========

WESTERN MASSACHUSETTS ELECTRIC COMPANY
  AND SUBSIDIARY
5.2c PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 1999

Unaudited
(Thousands of Dollars)

                                                                                 PRO FORMA
                                                                    PRO           GIVING
                                                                   FORMA        EFFECT TO
                                                       PER BOOK     ADJ            ADJ

Long-term debt*                                     $   290,025 $  (255,000)[1]$     35,025

Preferred stock not subject to
  mandatory redemption                                   20,000     (20,000)[1]           0

Preferred stock subject to
  mandatory redemption                                   16,500     (16,500)[1]           0

Common stock equity                                     245,296    (152,130)         93,166
                                                     ----------  ----------      ----------
Total capitalization                                $   571,821 $  (443,630)   $    128,191
                                                     ==========  ==========      ==========

*Does not include current portion

[1] See adjustment j.


WESTERN MASSACHUSETTS ELECTRIC COMPANY AND SUBSIDIARY
5.2d PRO FORMA ADJUSTMENTS TO FINANCIAL STATEMENTS

(THOUSANDS OF DOLLARS)

                                                              Debit         Credit
a)Cash                                                          49,409
  Accumulated depreciation                                       6,081
  Federal and state income taxes                                11,874
    Utility plant - electric                                                    20,271
    Fuel, materials & supplies                                                   1,520
    Prepayments and other                                                        5,400
    Other deferred charges                                                       2,376
    Other deferred credits                                                       2,500
    Operating revenues                                                          23,423
    Accrued taxes                                                               11,874

  To record the sale of 290 MW to Consolidated Edison and the related transaction expenses and tax effect.

b)Operating revenues                                            23,423
  Accumulated deferred income taxes                             11,874
    Other deferred credits                                                      23,423
    Federal and state income taxes                                              11,874

  To record deferral of gain and deferral of related taxes.

c)Cash                                                         185,090
  Accumulated depreciation                                      35,740
    Utility plant - electric                                                    79,149
    Fuel, materials & supplies                                                     458
    Other deferred charges                                                       1,713
    Other deferred credits                                                     139,510

  To record sale of 273 MW to Northeast Generation Company, an affiliate, and the related transaction expenses and tax effects.

d)Fuel, purchased and net interchange power                     20,000
  Accrued taxes                                                  8,000
    Cash                                                                        20,000
    Federal and state income taxes                                               8,000

  To record the buydown of IPP contracts and related tax effect.

e)Regulatory assets, other                                      20,000
  Federal and state income taxes                                 8,000
    Fuel, purchased and net interchange power                                   20,000
    Accumulated deferred income taxes                                            8,000

  To record the deferral of IPP contracts costs and the associated tax effect.

f)Cash                                                         302,718
    Rate reduction bonds obligation                                            302,718

  To record the issuance of rate reduction bonds.

g)Interest expense                                              20,433
  Accrued taxes                                                  8,173
    Accrued interest                                                            20,433
    Income taxes                                                                 8,173

  To record interest expense on rate reduction bonds and related taxes.

h)Operating expense -- operation -- other                        3,867
  Prepayments and other                                          1,407
  Accrued taxes                                                  1,547
    Cash                                                                         5,274
    Federal and state income taxes                                               1,547

  To record issuance expenses associated with securitization and related tax effect.

i)Regulatory assets, other                                       3,867
  Federal and state income taxes                                 1,547
    Operating expense -- operation -- other                                      3,867
    Accumulated deferred income taxes                                            1,547

  To record the deferral of RRB issuance costs and the associated tax effect.

j)Notes payable to bank                                         58,625
  Long-term debt                                               255,000
  Preferred stock subject to mandatory redemption               16,500
  Preferred stock not subject to mandatory redemption           20,000
  Long-term debt and preferred stock-current portion             1,500
    Cash                                                                       351,625

  To record the use of sale proceeds and securitization proceeds to retire short-term and long-term debt, retire preferred stock.

k)Operating expense -- operation -- other                        3,445
  Accrued taxes                                                  1,378
    Cash                                                                         3,445
    Federal and state income taxes                                               1,378

  To record the associated costs and premiums of retiring debt.

l)Unamortized debt expense                                       3,445
  Federal and state income taxes                                 1,378
    Operating expense -- operation -- other                                      3,445
    Accumulated deferred income taxes                                            1,378

  To record deferral of debt retirement costs and related tax effects.

m)Accrued interest                                               8,550
  Income taxes                                                   3,420
    Interest expense                                                             8,550
    Accrued taxes                                                                3,420

  To record decrease in interest costs associated with debt repurchase and the related increase in taxes.


n)Common stock                                                  19,598
  Capital surplus                                              125,402
    Cash                                                                       145,000

  To record repurchase 783,910 of Common Stock at an average share price as of June 30, 1999 of $184.97, par $25.

o)Taxes receivable                                               2,870
    Accrued taxes                                                                2,870

  To reclasss debit balance in Accrued Taxes to Taxes receivable.




NORTH ATLANTIC ENERGY CORPORATION
6.1a PRO FORMA BALANCE SHEET--ASSETS
AS OF JUNE 30, 1999
UNAUDITED
(THOUSANDS OF DOLLARS)


                                                                                     PRO
                                                                                    FORMA
                                                                    PRO            GIVING
                                                                   FORMA           EFFECT
                                                     PER BOOK       ADJ            TO ADJ
                                                    ----------  ----------       ----------
Utility Plant, at original cost:
  Electric                                        $    735,103 $   (45,158)[1] $     689,945
     Less:  Accumulated provision for
            depreciation                               174,103     504,877 [1]       678,980
                                                    ----------  ----------        ----------
                                                       561,000    (550,035)           10,965
  Construction work in progress                         10,172                        10,172
  Nuclear fuel, net                                     26,062                        26,062
                                                    ----------  ----------        ----------
    Total net utility plant                            597,234    (550,035)           47,199
                                                    ----------  ----------        ----------
Other Property and Investments:
  Nuclear decommissioning trusts,
    at market                                           40,533                        40,533
                                                    ----------  ----------        ----------
                                                        40,533           0            40,533
                                                    ----------  ----------        ----------
Current Assets:
  Cash                                                       0      24,320 [2]        24,320
  Special deposits                                       3,230                         3,230
  Notes receivable from affiliated companies             8,900                         8,900
  Receivables from affiliated companies                 26,231      10,343 [3]        36,574
  Materials and supplies, at average cost               12,268                        12,268
  Prepayments and other                                  1,725                         1,725
                                                    ----------  ----------        ----------
                                                        52,354      34,663            87,017
                                                    ----------  ----------        ----------
Deferred Charges:
  Regulatory assets:
    Deferred costs--Seabrook                           118,651    (118,651)[1]             0
    Income taxes, net                                   36,509     (24,855)[1]        11,654
    Recoverable energy costs                             1,771                         1,771
    Unamortized loss on reacquired debt                  7,575                         7,575
  Unamortized debt expense                               2,261                         2,261
                                                    ----------  ----------        ----------
                                                       166,767    (143,506)           23,261
                                                    ----------  ----------        ----------
    Total Assets                                  $    856,888 $  (658,878)    $     198,010
                                                    ==========  ==========        ==========

[1] See adjustment b.
[2] See adjustment a,c,d,f,g, and h.
[3] See adjustment e.


NORTH ATLANTIC ENERGY CORPORATION
6.1b PRO FORMA BALANCE SHEET--CAPITALIZATION AND LIABILITIES
AS OF JUNE 30, 1999
UNAUDITED
(THOUSANDS OF DOLLARS)

                                                                                     PRO
                                                                                    FORMA
                                                                    PRO            GIVING
                                                                   FORMA           EFFECT
                                                     PER BOOK       ADJ            TO ADJ
                                                    ---------    ---------      ------------
Capitalization:
  Common stock                                    $          1 $        (1)[4] $           0
  Capital surplus, paid in                             160,999    (160,838)[4]           161
  Retained earnings                                     25,900           0            25,900
                                                   ------------ ------------    ------------
    Total common stockholder's equity                  186,900    (160,839)           26,061
  Long-term debt                                       335,000    (262,000)[5]        73,000
                                                   ------------ ------------    ------------
    Total capitalization                               521,900    (422,839)           99,061
                                                   ------------ ------------    ------------
Current Liabilities:
  Long-term debt--current portion                       70,000                        70,000
  Accounts payable                                       9,280      (8,250)[6]         1,030
  Accounts payable to affiliated companies               1,032                         1,032
  Accrued interest                                       2,481      (2,481)[7]             0
  Accrued taxes                                          3,686           0 [8]         3,686
  Other                                                    438                           438
                                                   ------------ ------------    ------------
                                                        86,917     (10,731)           76,186
                                                   ------------ ------------    ------------
Deferred Credits and Other Long-Term Liabilities:
  Accumulated deferred income taxes                    207,452    (207,452)[9]             0
  Deferred obligation to affiliated company             17,856     (17,856)[10]            0
  Other                                                 22,763                        22,763
                                                   ------------ ------------    ------------
                                                       248,071    (225,308)           22,763
                                                   ------------ ------------    ------------

    Total Capitalization and Liabilities          $    856,888 $  (658,878)    $     198,010
                                                   ============ ============    ============

[4]  See adjustment a.
[5]  See adjustment c.
[6]  See adjustment h.
[7]  See adjustment d and h.
[8]  See adjustment d and e.
[9]  See adjustment b and h.
[10] See adjustment f.

NORTH ATLANTIC ENERGY CORPORATION
6.2a PRO FORMA INCOME STATEMENT
FOR THE 12 MONTHS ENDED JUNE 30, 1999
UNAUDITED
(THOUSANDS OF DOLLARS)

                                                                                    PRO
                                                                   PRO              FORMA
                                                                   FORMA           GIVING
                                                                    ADJ            EFFECT
                                                     PER BOOK     BUYDOWN          TO ADJ
                                                    ---------    ---------      ------------
Operating Revenues:                               $    286,380 $   674,520 [10]$     960,900
                                                     ---------   ---------         ---------
Operating Expenses:
  Operation--
    Fuel                                                14,042                        14,042
    Other                                               40,226           0 [11]       40,226

  Maintenance                                           21,417                        21,417
  Depreciation                                          26,629     504,877 [12]      531,506
  Amortization of regulatory assets, net                85,476     188,664 [12]      274,140
  Federal and state income taxes                        35,512      11,745 [13]       47,257
  Taxes other than income taxes                         11,256                        11,256
                                                     ---------   ---------         ---------
        Total operating expenses                       234,558     705,286           939,844
                                                     ---------   ---------         ---------
Operating Income / (Loss)                               51,822     (30,766)           21,056
                                                     ---------   ---------         ---------
Other Income / (Loss):
  Deferred Seabrook return--other funds                  5,588                         5,588
  Other, net                                            (7,536)                       (7,536)
  Income taxes                                          14,723      11,745 [14]       26,468
                                                     ---------   ---------         ---------
      Other income, net                                 12,775      11,745            24,520
                                                     ---------   ---------         ---------
      Income / (loss) before interest charges           64,597     (19,021)           45,576
                                                     ---------   ---------         ---------

Interest charges:
  Interest on long-term debt                            48,759     (19,021)[14]       29,738
  Other interest                                          (777)                         (777)
  Deferred Seabrook return--borrowed funds             (10,371)                      (10,371)
                                                     ---------   ---------         ---------
     Interest charges, net                              37,611     (19,021)           18,590
                                                     ---------   ---------         ---------
Net Income                                        $     26,986 $         0     $      26,986
                                                     =========   =========         =========

[10] See adjustments a and d.
[11] See adjustments d and e.
[12] See adjustment b.
[13] See adjustments a, b, d and e.
[14] See adjustment d.


NORTH ATLANTIC ENERGY CORPORATION
6.2b PRO FORMA STATEMENT OF RETAINED EARNINGS
AS OF JUNE 30, 1999
UNAUDITED
(THOUSANDS OF DOLLARS)

                                                                                     PRO
                                                                    PRO             FORMA
                                                                   FORMA           GIVING
                                                                   ADJ.            EFFECT
                                                     PER BOOK     BUYDOWN          TO ADJ.
                                                    ---------    ---------       ----------
Balance at beginning of period                    $     48,914 $         0     $      48,914

Net income                                              26,986           0            26,986

Cash dividends                                         (50,000)          0           (50,000)

ESOP Contribution                                            0           0                 0
                                                     ---------   ---------         ---------
Balance at end of period                          $     25,900 $         0     $      25,900
                                                     =========   =========         =========

NORTH ATLANTIC ENERGY CORPORATION
6.2c PRO FORMA CAPITAL STRUCTURE
AS OF JUNE 30, 1999
UNAUDITED
(THOUSANDS OF DOLLARS)

                                                                                     PRO
                                                                    PRO             FORMA
                                                                   FORMA           GIVING
                                                                   ADJ.            EFFECT
                                                     PER BOOK     BUYDOWN          TO ADJ.
                                                     --------    --------         ---------
Long-term debt*                                   $    335,000 $  (262,000)[15]$      73,000

Common stock equity                                    186,900    (160,839)           26,061
                                                     ---------   ---------         ---------
                                                  $    521,900 $  (422,839)    $      99,061
                                                     =========   =========         =========

[15] See adjustment c.
*Does not include current portion



North Atlantic Energy Corporation
6.2d Pro Forma Adjustments to Financial Statements

(Thousands of Dollars)

                                                Debit    Credit
a) Cash                                         416,125
   Federal and state income taxes               277,416
      Operating revenues                                 693,541

To record buydown of Seabrook Power Contract by PSNH and related tax effects.


b) Depreciation                                 504,877
   Amortization of regulatory assets, net       188,664
   Accumulated deferred income taxes            277,416
      Accumulated provision for
       depreciation                                      504,877
      Investment in utility plant                         45,158
      Regulatory assets, deferred
       costs -- Seabrook                                 118,651
      Regulatory assets, income
       taxes, net                                         24,855
      Federal and state income taxes                     277,416

To record depreciation and amortization related to entry A above, including deferred return in utility plant. Accumulated provision for depreciation includes $40,544 reserve for nuclear decommissioning costs.


c) Long-term debt                               262,000
      Cash                                               262,000

To retire long-term debt with proceeds from Seabrook Contract
Buydown.


d) Operating revenues                            19,021
   Operating expenses --
    operation -- other                           10,343
   Accrued taxes                                  4,137
   Accrued interest                              19,021
   Federal and state income taxes                 7,608
      Cash                                                29,364
      Income taxes                                        11,745
      Interest on long-term debt                          19,021

To record debt retirement cost, the decrease in interest cost and operating revenues as a result of retiring long-term debt and the related tax effects.


e) Receivables from affiliated
    companies                                    10,343
   Federal and state income taxes                 4,137
      Operating expenses -- operation
       -- other                                           10,343
      Accrued taxes                                        4,137

To record deferral of debt retirement costs and related tax effects.


f) Deferred obligation to
    affiliated company                           17,856
      Cash                                                17,856

To record repayment of affiliated company liability to PSNH.


g) Common stock                                       1
   Capital surplus, paid in                     160,838
      Cash                                               160,839

To record repurchase of 999 shares of common stock, $1 par at an average price of $161,000.


h) Cash                                          78,254
   Accounts payable                               8,250
      Accrued interest                                    16,540
      Accumulated deferred income taxes                   69,964

To record reclassification of cash overdraft.
